EXHIBIT 10.41

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

MASTER COMPUTER SERVICES AGREEMENT

THIS MASTER COMPUTER SERVICES AGREEMENT (“Agreement”) is made and entered into as of the 15th day of December, 2008 (the “Effective Date”) by and between Infocrossing, LLC, a Delaware limited liability company (“Infocrossing” which term and expression shall mean and include its subsidiaries, affiliates, and assigns), and CSG Systems, Inc., a Delaware corporation (“Customer” or “CSG”).

ARTICLE 1

DEFINITIONS

1.1 “Account Manager” means the Infocrossing representative who shall serve as Infocrossing’s key point of contact with Customer for matters relating to the performance of a Work Order.

1.2 “Additional Fee” means the additional fee payable by Customer to Infocrossing, if any, for the Services in excess of the Base Monthly Service Fee as provided in a Work Order.

1.3 “Additional Services” means services outside the scope of the Services and not otherwise included in the Base Monthly Service Fee.

1.4 “Affiliate” means, with respect to any entity, any other entity directly or indirectly controlling, controlled by, or under common control with such entity by virtue of direct or indirect ownership of any of such entity’s voting securities, partnership interests, membership interests, or similar equity interests. *** ******** ** *** ********* ********, “*******,” (**** *********** ********, *** ***** “********** **” *** “***** ****** ******* ****”) ***** **** *** **********, ******** ** **********, ** *** ***** ** ****** ** ***** *** ********* ** *** ****** ** **** **** ***** ******* **%) ** *** ***** ****** ***** ** ** ******’* ****** **********, *********** *********, ********** *********, ** ******* ****** *********.

1.5 “Agreement Term” means the term of the Agreement commencing on the Effective Date and extending until such time as ***** *** **** ** **** ***** ** ****** ** *** ***** *** *) ******.

1.6 “Base Monthly Service Fee” means the base monthly service fee payable by Customer to Infocrossing ** * ******* ********* ***** *** *** ******** ** *** ***** ** *** ********** **** *****.

1.7 “Change Control Procedures” means ************’* ******** ******** *** ********** governing the process for implementing changes to the system or access to the Infocrossing Center updates to which will be provided to Customer prior to implementation of any changes.

1.8 “Claim” means any civil, criminal, administrative or investigative action or proceeding.

1.9 “CSG Client” means a client of Customer.

1.10 “Customer Location(s)” means those Customer locations identified in a Work Order.

1.11 “Customer Provided Hardware” means *** ******** *** ****************** ******** ******** ** ******** ** *** ***** ** * **** *****.

1.12 “Customer Provided Software” means *** ******** ******** ** ******** ** *** ***** ** * **** *****.

1.13 “Customer Representative” means the Customer representative who will serve as the person having authority to act on behalf of Customer for purposes of any questions, problems, or service issues arising during the performance of any particular Work Order.

1.14 “Data” means Customer’s internal information, data and application software or that of Customer’s clients.

1.15 “Error” means any malfunction, error, or loss of Data to the extent attributable to Infocrossing’s or its subcontractor’s negligence or Infocrossing Provided Hardware, Infocrossing Provided Software, and/or Infocrossing Provided Telecommunications Circuits.

1.16 “Event of Default” means (*) *** ******* ** ******** ** **** * ******* ** ******** *** ** ******** ****** ******* **) **** ********* ******* ** ******** ** ******* ****** **** ************ ** ********’* ******* ** *** **** ****** ** *** *** ****, (*) ****** ** ********* *** ***** ******, *** ******* ** * ***** ** ****, ****** ****** **) **** ********* ******* ****** ** **** *****, ** * ****** ** *** ******** **************, ********, ********, ** ********** ****** (***** **** ********’* ********** ** ***), (*) *** *********** ** **********, ************, **********, ************** ** ***** ******* *********** ** ** ******* * ***** ***** *** ******* ** ******* ** *** ****** ****** ********** ****, ** *******, ** ***** *** ******* **** ** ******* ** *** ****** ****** ** *** ***** *******, ** **** *********** **** *** **** ********* ** ********** ****** ****** **) **** ***** **** *** **********, ** (*) ******* ******* ***** ******* ** ******* ** * **** *****.

1.16 “Indemnified Party” means a party entitled to indemnification from the other party pursuant to Section 7.1 or Section 7.2.

1.17 “Indemnifying Party” means a party obligated to provide indemnification to the other party pursuant to Article 7.

1.18 “Infocrossing Center” means the Infocrossing facility where the System will be located.

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

1.19 “Infocrossing Provided Hardware” means *** ******** *** ****************** ******** ******** ** ************ ** *** ***** ** * **** *****.

1.20 “Infocrossing Provided Software” means *** ******** ******** ** ************ ** *** ***** ** * **** *****.

1.21 “Infocrossing Provided Telecommunications Circuits” means *** ****************** *** **** ******** ******** ** ************ ** *** ***** ** * **** *****.

1.22 “Losses” means any and all claims, demands, causes of action, losses, damages and/or other liability, including any and all reasonable attorneys’ fees and reasonable costs of investigation, litigation, settlement, judgment, interest and penalties.

1.23 “Migration Date” as defined in a Work Order, means the date both parties mutually agree that the migration has been completed. Such agreement may be confirmed via electronic mail or as otherwise permitted pursuant to Section 10.6.

1.24 “Migration Fee” ***** *** *** ****, ***-********* ****** ******* ** ******** ** ************ ** *** ***** ** * **** *****.

1.25 “Migration Period” as defined in a Work Order, means the period mutually agreed upon by the parties during which the migration shall commence and shall be completed.

1.25 “Performance Standards” means the performance standards and specifications set forth in a Work Order.

1.26 “Senior Management” means the members of Infocrossing’s senior management which shall include an employee in the position of Vice President or higher.

1.27 “Services” means the services to be provided by Infocrossing as more particularly described in a Work Order.

1.28 “System” means the computer system environment, including the processor complex and operating system, containing hardware and software, located at the Infocrossing Center pursuant to which Infocrossing will provide the Services, as more particularly described in a Work Order.

1.29 “Transfer Assistance Services” means services provided by Infocrossing in connection with migrating the Services to another service provider or to Customer itself upon the termination or expiration of the particular Work Order. Transfer Assistance Services shall include such services as mutually agreed upon by the parties, including, but not limited to, creation of additional or unique data backups; un-racking and packaging servers for shipping or disposition; participation in migration planning meetings with replacement service provide or Customer; participation in replacement service provider or Customer due diligence and transition discovery process; development of new or additional documentation requested by replacement service provider or Customer; project management support for Transfer Assistance related services; as well as Infocrossing providing Customer assistance in obtaining any third party services that Infocrossing may have used in connection with the performance of the Services, unless expressly prohibited by applicable agreements with such third parties.

1.30 “Work Order” has the meaning set forth in Section 2.1

ARTICLE 2

SERVICES

2.1 Computer Processing Services. Infocrossing shall provide Customer with the Services as set forth in one or more work orders mutually agreed to and signed by the parties from time to time and specifically referencing this Agreement (“Work Order”). All Work Orders must be signed by an authorized representative of each party. Each Work Order shall be governed by and subject to the terms and conditions of this Agreement.

2.2 Migration. In the event migration services are required in order for Infocrossing to provide the Service under a particular Work Order, Infocrossing will plan and manage the migration of Customer’s present Data processing capabilities from the Customer Locations identified in a Work Order to the Infocrossing Center. *** ********* ***** ******** *** ***** ** ********* ****** *** ********* ******. ****** *** ********* ******, *** ******* ***** **** *** **************** ** ******** ****** ****. *** ********* ****** *** ** ******** ** ******* ** *** ****** ********* ** *** *******. **** ***** ***** ********* **** *** ***** ** ************* *** ******* ** *** *********, ********* *** ********** ** **** ***** ** *** ********* ********* ** ******** *** ********* ****** *** ********* ******.

2.3 Training. During and after the Migration Period, Infocrossing shall provide such instruction and training at the Infocrossing Center and Customer’s Locations as may be reasonably required and mutually agreed to between the parties to enable Customer to utilize the Infocrossing Provided Hardware or Software installed at the Infocrossing Center or the Customer Locations; provided that Customer shall pay all pre-approved fees and expenses of Infocrossing incurred in connection with any training at Customer’s Locations.

2.4 Transfer Assistance. (*) ** *** ***** **** *** **** ***** ** **********, ********** ** *** ****** *** **** ***********, ** **** *** ********** ** *** **** *****, ************ ***** ****** ******** **** *** ******* ********** ** *** ******** ******** ** ************ ***** **** **** ***** ** ******* ******* ******** ** ** ******** ****** ** ******** *** ** ********** (*) *** (*) *****. Transfer Assistance Services shall be provided for a period of up to ******** **) ****** ***** *********** ** ********** ** **** **** *****, ****** ********* ******** ****** ** ** *** *******. ** *** ***** ******** ********** ******** *** ******** ***** * *********** ** ******** *** * ****** ** *** ********* ** ************, *** ******** ********** ******** ***** ** ******** ** ** ****** ** ********. *** ***** *** ********** ** **** ********* *** ***** ** *** ********** **** ***** ***** ******* *** *********** ** **** ********* *** *** **** ** *** ******** ********** ********.

(b) If any particular Transfer Assistance Services require Infocrossing to incur expenses in addition to the expenses that Infocrossing would otherwise incur in the performance of such Work Order, then, except as explicitly set forth to the contrary in the second to last sentence of Section 2.4(a), Infocrossing will not perform such Transfer Assistance Services until (i) Infocrossing has notified Customer of any additional expenses associated with Infocrossing’s performance of such Transfer Assistance Services prior to performing such Transfer Assistance Services, and

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(ii) Customer has provided Infocrossing with its written authorization to perform and agreement to pay (at mutually agreed upon rates) for such Transfer Assistance Services. Customer shall pay Infocrossing for such Transfer Assistance Services at mutually agreeable rates. ******** ***** *** ************ *** **** ******** ********** ******** ****** ****** **) **** ** ******* ** ******* **** ************ *** **** ******** ********** ********.

(c) If any Work Order is terminated by Infocrossing as a result of an Event of Default by Customer, Infocrossing will not be obligated to provide any Transfer Assistance Services, unless Customer has first paid Infocrossing a mutually agreed upon estimate of the costs of such Transfer Assistance Services.

2.5 Additional Services. (a) During the term of a Work Order, Customer may request that Infocrossing perform Additional Services. Upon request by Customer that an Additional Service be performed, Infocrossing shall inform Customer whether Infocrossing desires to perform such Additional Service and, if so, Infocrossing shall provide Customer with a written description of the work Infocrossing anticipates performing in connection with such Additional Service, the cost for that Additional Service, and a schedule for commencing and completing the Additional Service. In the event the parties agree that Infocrossing will perform the Additional Service, the parties will, on terms and conditions mutually agreed to between them, execute a Work Order (or an amendment or change request to an existing Work Order) for the performance of the Additional Service. Infocrossing will have no obligation to begin performing the Additional Service until such Work Order or amendment has been executed by both parties. In the event that Customer informs Infocrossing of a local law expanding the definition of PII and Infocrossing’s obligations as defined under Article 8, such obligations will be treated as Additional Services under this Section. To the extent Infocrossing is required to meet similar requirements for other customers, the fees charged to Customer for such services shall be equitably apportioned.

(b) This Agreement is a non-exclusive Agreement. Therefore, Customer shall have the right to contract with a third party vendor (“Vendor”) to perform any and all services outside of Infocrossing’s facilities; including services the same as or substantially similar to any Services or Additional Services. ** *** ***** **** *** ****** ******** ******** **** *** *** **** ** ** ************* ******* ** *** ******** ** ********** ******** **** ******* **** *** ****** **** ****** ** ************ ******** ********, ************ ******** ********, ** ************ ***********, (*) ************ ***** ** ******** ** *** *********** ********* ********* ** *** ****** *** ******* ** ******* ** ********** **** *** *********** ********* ** ********* ******** ** ********’* *** ** * ******, (*) *** ****** ******** ** *** ********* ****** ************’* ******* ** ******* ******** ** *** ***** *********, (*) ******** ***** ********* ************ *** *** *********** ***** ******** ** ************ ** * ****** ** **** *** ** * ******, *** (*) ****** ********* ****** ** *** ******* ** *******, ********’* *** ** *** ****** ** ******* *** ******** ***** *** ******* ******** **** *** ******* *********** ** ************ ** *** ***** ** * **** *****. **** ********’* ******* *** ** ******** ** * **** *****, ************ ***** ******* ******** *** **** ****** **** ********** *********** *** ********** ** ****** **** ****** ** ******* *** ********. ******** *** *** *********, ******, *** ******* **** ****** **** *** ******** ******** ** ************ **** ***** ** ******** ** ******* ** *******, ***** **** ******** *** ** ******* **** **** ** ****; ******** ******* **** ************ ***** ******* ******** **** ****** **) **** ******** ****** ****** ************ ***** *** ********* ** ** ******** **** ********** ******** ****** ** ******* ** **** ******** ******** **** *** ********** ****** ** ********** ****** ******** ** *** *******. ** *** ***** ******** ******** *** ****** *** ******* ***** **** ****** **** *) ******** ****, ** ****** **) **** ****** *** ***** ** ********** **** *** ********* ********, ** ***** ** *** ************** ** *** ******* ******** ****** ** ********** ******* ****** ** *****, ** **** ************’* *.*.* ** ******** ** ***** ******** ******* **** **** ********’* *.*. ** ******** ********** ** ******* **** *******. ************ ******* ****** **** ** *** ***** *** ****** ** ******** ****** ****** ********** ***** ** ********, *** ******* ***** ***** ** *** ********** **** ******** ** ******** ** **** *** ******* ******** ******. *******, ** ******** *********** ** ********’* ********* ** ******** ***** *** ******** ******, **** ********’* *******, ************ ***** ******* ******* ************* **** *** *********** ** **** ** * ****** ******. ************ **** ******* ** ****** *** ********, ********’* *********, *** ******* ******** *** ************ ****** ******** *** ******** **** ** ******* ** ****** *** *** **** ******, ****** ********* ******** ** * **** *****. ************, ** *** **** **********, ******** *** ***** ** ****** ****** ** ************’* ****** ******** ** *** ***** *** ***** * ******** ******. ********’* ******* **** ****** ************’* ****** ******* **********, ***** ******** *** ***** **** ********’* ******* ** *********.

ARTICLE 3

SOFTWARE AND HARDWARE

3.1 Software. (a) Infocrossing shall provide the Infocrossing Provided Software under a Work Order subject to the terms set forth herein. Infocrossing shall be solely responsible for any and all maintenance fees for the Infocrossing Provided Software. To the extent necessary for Customer to receive Services under a Work Order, Infocrossing shall be responsible for obtaining and maintaining the right for Customer to make use of or access Infocrossing Provided Software on the System at the Infocrossing Center. Customer may not use the Infocrossing Provided Software for any purpose whatsoever other than the provided Services and Additional Services hereunder. Upon expiration or termination of said Work Order, Customer shall have no further rights or licenses to use the Infocrossing Provided Software.

(b) Customer shall provide the Customer Provided Software subject to the terms set forth herein. Customer shall be responsible for obtaining and maintaining the right for Infocrossing to make use of all Customer Provided Software and Data on the System at the Infocrossing Center, including the payment of any transfer, reinstatement and access fees imposed by any third party licensor of the Customer Provided Software or any Infocrossing Provided Software that was transferred or assigned from Customer to Infocrossing. Customer shall be solely responsible for any and all upgrades and maintenance fees for the Customer Provided Software. Infocrossing may use the Customer Provided Software solely to provide the Services and Additional Services to Customer

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

and for no other purpose. Upon expiration or termination of a Work Order, Infocrossing shall at Customer’s option return the Customer Provided Software to Customer, and Infocrossing shall have no further rights or licenses to use the Customer Provided Software.

3.2 Application Services. Except as set forth in a Work Order, Customer shall be solely responsible and liable for providing all production support, adaptive maintenance, and software development for Customer’s Data and application systems. Customer is responsible for maintaining its applications and unsupported systems at a level that will not cause incompatibility or performance degradation with the System, provided, however, Customer may elect not to upgrade or change its applications and systems, in which case (a) Customer shall pay any additional costs and out-of-pocket expenses of Infocrossing incurred in connection with Infocrossing supporting a System that is not upgraded, which costs shall be charged at rates set forth in the rate card included in Exhibit C of the applicable Work Order or, if there is no rate available for any particular service or activity, at mutually agreeable rates, and (b) Infocrossing shall be excused from Performance Standards if Infocrossing is unable to meet such Performance Standards as a result of Customer’s failure to upgrade or change its applications or systems.

3.3 Hardware. (a) Except as set forth in a Work Order, Customer shall provide, install, repair and maintain, at its sole expense, all Customer Provided Hardware. Additional or replacement Customer Provided Hardware, including upgrades, will be added by Customer, at Customer’s sole expense, as necessary to permit Infocrossing to perform the Services in accordance with the Performance Standards set forth in a Work Order. All Customer Provided Hardware shall remain the personal property of Customer, and Customer shall have the sole responsibility for the maintenance and repair of such Customer Provided Hardware.

(b) Infocrossing shall provide, install, repair and maintain, at its sole expense, all Infocrossing Provided Hardware. All Infocrossing Provided Hardware shall remain the personal property of Infocrossing, and Infocrossing shall have the sole responsibility for the maintenance and repair of such Infocrossing Provided Hardware.

3.4 System Upgrades. As set forth in a Work Order, either Infocrossing or Customer may initiate an upgrade or reconfiguration of System components, hardware or software under a Work Order. Each Party shall provide all reasonable and necessary cooperation in the implementation of any upgrade or reconfiguration initiated by the other party. *** ******* ***** ******** ***** ** *** ************ *** ********** ** ******** ******** *** ******** ***********. ************ ***** **** **** ************* ********’* ************ *** ********** *** ************ ******** ******** *** *********** ** *** ******. ******** ***** **** **** ************* ************’* **** *********** *** ************ ******** ******** *** ******** *********** ** *** ******* *********** ** ***** *** ******** ************. ********’* ******* ** ********* **** ************ ** *** ************** ** ** ******* ** *************** ** ****** **********, ******** ** ******** ***** * **** ***** *** ****** ** ************ ******** ******** ****** ***** ******** ** ************ ** * ****** ** ********’* ******* ** ****** ** * *******, ** **** ** ****** **** ** *** ** *** *********** ********* ************ ** *** ****** ************ ** ****** ** **** *** *********** ********* ** * ****** ** **** *******, ***** **** ******* ** *************** ** ********. ** **** ******* ** *************** ** ********* ** ********, ***** ********* ************ ** ***** ***** **** ***** ******* ****** (****** ********* ****** ** ************), ** ** ******** ******* ** * ******** ** ********** ******** ** *********** ********* ************ ** ********’* ******** ***** ******** ** ******* ** *************** ** ***** *** ************ ** **** *** *********** ********* (** ******* ** * **** *****), **** ******** ***** ** *********** *** *** ***** ** **** *******, ********* *** *** ******* ** ********** **********, ********, *** ***** *****; *** ******* ** ******** ** ***** ** *** *** *** **** ******* ** *************** *** ****** **** ** *** ** *** *********** ********* ************ ****** *** ***** ******** ****** ** **** ******* *** **** ******* ** *************** ** ********. *** ****** ** *** ******* *** **** ******* ** *************** ***** ** ****** **** ***** ** ***** ***********.

3.5 System Maintenance. Customer agrees to cooperate with Infocrossing to schedule reasonable periods during which the System, under a Work Order, will be unavailable for processing in order to allow Infocrossing to perform maintenance of the System.

3.6 Disaster Recovery. Infocrossing shall provide, if agreed to by the parties, a computer system environment to enable Infocrossing to provide disaster recovery services to Customer. Such environment, if any, shall be set forth in a schedule to a Work Order.

ARTICLE 4

PERSONNEL AND ACCOUNT MANAGEMENT

4.1 Personnel. (a) Infocrossing shall appoint a Client Engagement Manager subject to Customer approval which will not be unreasonably withheld or delayed, under each Work Order to serve as Customer’s primary point of contact for all matters relating to Infocrossing’s performance of the Services, including the approval of scheduled Service outages, coordination of routine and special Service outages, coordination of routine and special project scheduling requirements and requests, coordination of change activities, and notification to Infocrossing of anticipated or actual problems relating to Customer’s requirements for, or Infocrossing’s performance of, the Services.

(b) In the event Customer determines in good faith that the continued assignment of the Client Engagement Manager is not in the best interests of Customer, then Customer shall give Infocrossing written notice to that effect requesting that the employee be replaced. Promptly after its receipt of such a request, Infocrossing shall investigate the matters stated in the request and discuss its findings with Customer. If Customer still in good faith requests replacement of the Client Engagement Manager, Infocrossing shall replace the Client Engagement Manager with a person of suitable ability and qualification, which replacement shall be subject to the approval of Customer (such approval not to be unreasonably withheld or delayed). Nothing in this provision shall be deemed to give Customer the right to require Infocrossing to terminate any Infocrossing employee’s employment; it is intended to give Customer only the right to request that

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Infocrossing discontinue using a specific person as the Client Engagement Manager.

(c) Infocrossing will use reasonable efforts to avoid replacing or reassigning the Client Engagement Manager. If, notwithstanding such efforts, it becomes necessary for Infocrossing to replace an Client Engagement Manager, Infocrossing shall be responsible for all training of the new Client Engagement Manager and will give Customer as much advance notice of the replacement as is feasible and will provide Customer with reasonable details concerning the proposed replacement. ************ ****** ** *** ************ ********** ******* *** ** **-****** * ****** ********** *******, ****** **** **** **** ******** ** ******** *** ** ***** *** *) *****. ** *** ***** ** ************ (***** **** *** ******* ********* ** *********** *********** ** **********), ************ ***** ******* ***** *) ***** ****** ** ********, *** ***** ******* *** *********** **** ** ** *** *) ***** ** ** *** *** ******** ***** ***** ******* ********* *** ******* ****** ********** *******. ** *** ***** ******** ******** ******** ** *** ***** ******** ****** ********** ******* ***** *********** ** *** ******* ****** ********** *******, ************ **** ********* ******** *** ****** **** ** ******** **** ****** ********** ******* ****** ***** *) ***** ** ******* ********. ******** ***** **** *** ***** ** ******* *** ***********, ***** ******** ***** *** ** ************ ******** ** *******.

(d) Customer shall appoint a Customer Representative. The Customer Representative shall serve as Infocrossing’s primary point of contact for all matters relating to Infocrossing’s performance of the Services, including the approval of scheduled Service outages, coordination of routine and special Service outages, coordination of routine and special project scheduling requirements and requests, coordination of change activities, and notification to Infocrossing of anticipated or actual problems relating to Customer’s requirements for, or Infocrossing’s performance of, the Services.

4.2 Meetings. During the term of a Work Order, the Client Engagement Manager and the Customer Representative shall meet, in person or by telephone as mutually agreed between the parties, at least once each calendar month, or more often as determined by the parties, to discuss the performance of their respective obligations during the preceding month, planned changes, future performance of the parties and to exchange information needed for such performance.

4.3 Reports. (a) Infocrossing will prepare and submit to Customer, as part of the Services, a set of reports as further detailed in a Work Order.

(b) With respect to any Infocrossing Center that is set forth in a Work Order, Infocrossing agrees to maintain compliance with and annually provide a report on its procedures and the results of tests thereof to be performed by an independent Certified Public Accounting firm in accordance with the standards set forth in the AICPA’s Statement on Auditing Standards #70, “Reports on the Processing of Transactions by Service Organizations,” or its successors. Infocrossing further agrees to provide Customer with a plan to remedy any deficiency in the foregoing as soon as commercially reasonable to continue to maintain compliance with the foregoing standards. Infocrossing agrees to use commercially reasonable efforts to meet Payment Card Industry (“PCI”) standards, which shall not necessarily include PCI Certification. ****** ****** ******** ***** ** ***** ******** ****** ** *** *******, ************ **** ****** ** *********** ** *** ****** ******** **** *** ***** ** *** *********, ******* **** ******** ********** ** *** ********** ********* ** ****** ********’* ********** **** *** ***********, ******** ** **** **** ******* ** *** ******** ******** ** ************ ** **** ***** *** ******** **** ****** *** **** ** ** ********** ****. ****** ***** *** *** ** ** ******* **** ** ****** *****. Additional support will be provided by Infocrossing at fees mutually agreed by the parties.

ARTICLE 5

FEES AND ADDITIONAL CHARGES

5.1 Base Monthly Service Fee; Additional Fee. For all Services provided under a Work Order, Customer shall pay Infocrossing *** ********* *** (** **********), **** ******* ******* ***, *** ********** *** (** **********). All fees will be invoiced and paid in U.S. dollars.

5.2 Payment Terms. (a) The Migration Fee shall be due and payable by Customer to Infocrossing as set forth in the Work Order.

(b) Infocrossing shall invoice Customer for Services in arrears no earlier than *** ****** ******** *** ** *** ***** following provision of Services and Customer shall make payment within ******-**** **) **** of receipt of the invoice. *** **** ******* ******* *** ***** ** ******** ****** *** ***** *** ********* **** ****** *** *** **** ***** ** *** **** ** * **** ***** (***** ** * ****** **) *** *****). ** ********, **** ******* ***** **** ******* *** ********** **** *** ***-******** ******** ******** ****** *** ******** *****. All payments due Infocrossing hereunder shall be made by Customer by wire transfer according to instructions furnished by Infocrossing. *** ******* *** ******** ** ************ ****** ******-**** **) **** ** ********’* ******* ** ******* ***** **** ******** ********** ** *** **** ** *** *** ***-**** ******* **%) *** ***** ** *** ******* **** ********* ** ********** ***, ********* ** *****, ***** **** ******* ** **** ** ****.

(c) In the event Customer disputes an invoice provided by Infocrossing it shall provide notice to Infocrossing as soon as Customer discovers the error *** ** ****** *** *) **** from Customer’s receipt of such invoice. Customer’s objection shall specify the error or errors, if any, contained in any such invoice. Customer may withhold any such disputed fee amount without being in default under this Agreement. During the parties’ attempt to resolve such dispute, each party will continue to perform its respective obligations under a Work Order. If it is determined that Customer owes Infocrossing all or any portion of the disputed amount, then such amount shall become immediately ******* *** ***** **** ******** ********** ** *** **** ** *** *** ***-**** ******* **%) *** *****, ** *** ******* **** ********* ** ********** ***, ********* ** *****, **** *** **** **** ****** *** ********** *** ** ************, ***** *** **** **** ****** ** **** ** ****. ** *** ***** ******** ***** ******* *** ** ** ***** **** ******** ** ******* ** *** *******, ************ ***** ****** ****** ********’* ******* ** ****** *** ***** ****, **** ******* * ****** ** ****** ** *** ******** ********** ** *** **** ** *** *** ***-**** ******* **%) *** *****, ** *** ******* **** ********* ** ********** ***, ********* ** *****, from the

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date such amount was originally due to Infocrossing, until the date such amount is paid in full.

5.3 Annual Fee Adjustments. ******* ** *********, *****, *** **** ******* ******* *** *** ********** *** ***** ** ******** **** **** ** *** *********** ** *** ********* **** ** ******** ** * **** *****, ******** ****** *** ************ ******.

5.4 Taxes. In addition to all other amounts payable under this Agreement, Customer shall pay all sales, use, value added, and other taxes and duties, of whatever nature, federal, state or otherwise, including without limitation any penalties or interest thereon but not in the event the penalty or interest arises from Infocrossing’s failure to timely remit, which are levied or imposed by reason of the Services. Customer shall promptly pay Infocrossing for any such taxes, duties, penalties, and interest actually paid by Infocrossing on behalf of Customer or which are required to be collected or paid by Infocrossing. Customer shall also reimburse Infocrossing for any reasonable and documented costs or expenses incurred by Infocrossing as a result of any federal or state investigation or audit relating to Customer’s failure to timely pay such taxes, duties, penalties, or interest. Customer will not be responsible for the payment of Infocrossing’s income or property taxes attributable to this Agreement.

5.5 Audit Rights. Customer, at its expense (except as provided below), upon reasonable advance notice and during Infocrossing normal business hours may audit and inspect Infocrossing’s records and accounts relating to the Services **** ***** ****** **) ****** during Infocrossing’s performance of Services for the purpose of verifying any invoice and determining Infocrossing’s compliance with this Agreement and the Work Orders. Infocrossing agrees to preserve such documents and records for a period of *** *) ***** following the initial creation of any such document or record or any other retention period required by law, statute or regulation. If any audit or inspection reveals that Infocrossing’s invoices are not correct, Infocrossing shall promptly reimburse Customer for all amounts of any overcharge or invoice Customer for the amount of any undercharge, in either case, with applicable interest provided for. Customer agrees that it will not utilize an independent external auditor that is a competitor of Infocrossing without Infocrossing’s prior signed written consent. If an audit reveals that Customer has been overcharged by **** ******* *%) ** ****, then Infocrossing shall reimburse Customer for the cost of the audit.

5.6 Assumptions. All of the fees referenced above in this Agreement or any Work Order are based upon the following assumptions and in the event any such assumption proves to be invalid or incorrect for any reason, Infocrossing reserves the right to adjust such fees accordingly: (i) Customer will be responsible for timely paying in full any fees charged by third party software vendors for the right to run the Customer Provided Software at the Infocrossing Center and Customer will timely obtain the effective right for Infocrossing to run any such software at the Infocrossing Center and shall indemnify, defend and hold Infocrossing harmless for any liability and any cost or expense incurred (including, without limitation, any attorneys’ fees) as a result of its failure to timely obtain such an effective right; (ii) Customer shall bear and satisfy all telecommunication costs relating to its network; (iii) Infocrossing shall not be liable for any loss or damage resulting from unsupported Customer Provided Software (whether or not such lack of support results from Customer’s failure to maintain a current maintenance and support agreement with the applicable vendor or vendor’s failure to maintain support for any other reason); and (iv) Infocrossing assumes that the data provided by Customer to Infocrossing upon which Infocrossing relied to design the hardware environments, as set forth in a Work Order, are complete and accurate; and (v) Customer assumes the hardware environments, as provided by Infocrossing are of sufficient size, quality, capability and capacity to adequately handle Customer’s data processing and workload requirements as of the Effective Date.

5.7 **** ******* ********. ******* *** ******** ***** ** ** ***** ** *** ** ************’* ****** ******* *** **** ******** ** *** ** *** ********* ******** ***-************ ***** ***** ********* ********* ************* ******* ***** *** ********, ********** ** *** *********, *** ******* ****** ** *** ****** ** *** ********, ***** ************* ******* ********, ********, *** ************** ******* ** ********, *** **** ******** ***** *** ********** ************* ******* ** ***** ********** ** *** ********. ************ ***** ****** ********, ** *******, **** **** ********* *** *** **** ************ ** *** *********** ******* **** ** ************ ***** *** ***** **:

(*) *** ********* ****, **

(*) *** **** ** *** **** ****** ******* ****** ******** ** ************ ******** ** **** *********.

** ************ ** ****** ** ******* **** ******* ****** ******* ** *** *********** ******* **** ** ************ *********** **** *********, *** **** ******* ** ******** ***** ** ********* ******* ** ******* *** ***** ******* **** ****** **** *******. ***-************ ***** ***** ********* ******* *** *********, ***** **** ********** ** ************, *** *** *******, *****, ** ***** ***********, ***** ****** ********** **** ************ ** ** ***** *** ********* **** ** **** *********. *** ******** ** **** *********, ************* ******* ***** ** ********** ** ** *** ******** **** ******** ****** **** *** ****** ******.

ARTICLE 6

REPRESENTATIONS AND WARRANTIES

6.1 Service. Infocrossing represents and warrants that (a) it has the technical and financial capacity and resources to perform the Services, (b) all Services and Additional Services performed by Infocrossing for Customer will be performed in a good and workmanlike manner, (c) it has the necessary grants and rights to provide the Infocrossing Provided Software, (d) it will not intentionally introduce into the System computer instructions containing any virus, Trojan horse, worm, trapdoor, backdoor or malicious code the purpose of which is (i) to disrupt, damage, destroy, inappropriately alter or interfere with the use or operation of any of the Services or Customer’s networks or systems, or (ii) to perform functions which are not an appropriate part of the functionality of the Infocrossing Provided Hardware, Infocrossing Provided Software, Infocrossing Provided Telecommunications Circuits, System, or Services; and whose result is to disrupt the use or operation of such Infocrossing Provided Hardware, Infocrossing Provided Software, Infocrossing Provided Telecommunications Circuits, System, or Services; and (e) it shall comply with all federal, state, local and, if applicable, foreign, laws, rules and

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regulations applicable to the provision of Services. ************ *****, ** *** *******, ******* *** ***** ** **-********* *** **** ** ********* *** ******** ********** *** *****, ******** ************ ** ******** ** **** ***** ** ******* ****** ****** **) **** ********* *** *** ** *** ********** *** ********** **** ***** *** **** ****** ** ********* ** ******** *************.

6.2 Compliance with Obligations. Each party represents and warrants that its entry into this Agreement and performance of its respective obligations hereunder does not violate or constitute a breach of any of its contractual obligations with any third party or a violation of any applicable laws or regulations. The parties shall perform their respective obligations hereunder in compliance with all third party agreements and all applicable laws and regulations.

6.3 Authority For Agreement. Each party represents and warrants that it has the power and authority to make, execute, deliver and perform this Agreement and its respective obligations hereunder; that the execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of each party; and that this Agreement, (assuming the due authorization, execution and delivery hereof by the other party) constitutes the valid and legally binding obligations of the party enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights and subject to equitable principles.

6.4 Approvals or Consents. Each party represents and warrants that no approval, authorization or consent of any governmental or regulatory authority is required to be obtained or made by either party in order for it to enter into and perform its obligations under the Agreement.

6.5 LIMITED WARRANTIES. THE WARRANTIES CONTAINED IN THIS ARTICLE 6 ARE LIMITED WARRANTIES AND THEY ARE THE ONLY WARRANTIES MADE BY THE PARTIES. NEITHER PARTY MAKES NOR RECEIVES ANY OTHER WARRANTIES, EXPRESS OR IMPLIED, AND THERE ARE EXPRESSLY EXCLUDED ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, USAGE OF TRADE AND COURSE OF DEALING.

ARTICLE 7

INDEMNIFICATION

7.1 Indemnification by Infocrossing. Subject to the limitations set forth in Section 10.11, Infocrossing agrees to indemnify, defend and hold Customer and its officers, directors, employees, agents and representatives harmless, in accordance with the procedures described in Section 7.4, from and against any and all third party Losses arising out of or resulting from:

(a) Infocrossing’s or its employees’ or contractors’, export of Customer Provided Software in violation of Section 10.14 Export, gross negligence and/or willful misconduct, other than such Losses which were solely caused by the gross negligence and/or willful misconduct of Customer, Customer’s employees or contractors;

(b) Any claims of infringement made against Customer of U.S. patent, copyright, trademark, service mark, trade name or similar proprietary rights of any third party, alleged to have occurred because of the use of or provision of the Services, Infocrossing Provided Hardware, Infocrossing Provided Telecommunications Circuits, Work Product, Infocrossing Provided Software, or System; provided, however, that Infocrossing will have no obligation with respect to any Losses to the extent the same arise solely and directly out of or in connection with Customer’s unauthorized modification of any Infocrossing Provided Software or Customer’s unauthorized combination, operation or use of any Infocrossing Provided Software with devices, data or programs not furnished or authorized by Infocrossing; and

7.2 Indemnification by Customer. Subject to the limitations set forth in Section 10.11, Customer agrees to indemnify, defend and hold Infocrossing and its officers, directors, employees, agents and representatives harmless, in accordance with the procedures described in Section 7.4, from and against any and all third party Losses arising out of or resulting from:

(a) Customer’s or its employees’ or contractors’ gross negligence and/or willful misconduct, other than such Losses which were solely caused by the gross negligence and/or willful misconduct of Infocrossing, Infocrossing’s employees or contractors;

(b) Any claims of infringement made against Infocrossing of U.S. patent, copyright, trademark, service mark, trade name or similar proprietary rights of any third party, alleged to have occurred because of the use of the Customer Provided Software or Data in providing Services; provided, however, that Customer will have no obligation with respect to any Losses to the extent the same arise solely and directly out of or in connection with Infocrossing’s unauthorized modification of any Customer Provided Software or Infocrossing’s unauthorized combination, operation or use of any Customer Provided Software with devices, data or programs not furnished by Customer or not authorized by the manufacturer or vendor thereof.

7.3 Subrogation. In the event that an Indemnifying Party shall be obligated to indemnify an Indemnified Party pursuant to Sections 7.1 or 7.2, the Indemnifying Party shall, upon payment of such indemnity in full, be subrogated to all rights of the Indemnified Party with respect to the claims and defenses to which such indemnification relates.

7.4 Indemnification Procedures. (a) If any Claim is commenced against an Indemnified Party, written notice thereof shall be given to the Indemnifying Party as promptly as practicable. After such notice, if the Indemnifying Party shall acknowledge in writing to such Indemnified Party that this Agreement applies with respect to such Claim, then the Indemnifying Party shall be entitled, if it so elects, in a written notice delivered to the Indemnified Party not fewer than *** **) **** prior to the date on which a response to such Claim is due, to take control of the defense and investigation of such Claim and to employ and engage attorneys of its sole choice to handle and defend the same, at the Indemnifying Party’s sole cost and expense. The Indemnified Party shall cooperate in all reasonable respects with the Indemnifying Party and its attorneys in the investigation, trial and defense of such Claim and any appeal arising therefrom; provided, however, that the Indemnified Party may, at its own cost and expense, participate, through its attorneys or otherwise, in such investigation, trial and defense of such Claim and any appeal

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arising therefrom. No settlement of a Claim that involves a remedy other than the payment of money by the Indemnifying Party, or a release in favor of the Indemnifying Party, shall be entered into without the consent of the Indemnified Party, which consent will not be unreasonably withheld.

(b) After notice by the Indemnifying Party to the Indemnified Party of its election to assume full control of the defense of any such Claim, the Indemnifying Party shall not be liable to the Indemnified Party for any legal expenses incurred thereafter by such Indemnified Party in connection with the defense of that Claim, provided the Indemnifying Party fully and adequately performs all of its obligations in connection with the defense of any such Claim. If the Indemnifying Party does not assume full control over the defense of a Claim subject to such defense as provided in this Section 7.4, the Indemnifying Party may participate in such defense, at its sole cost and expense, and the Indemnified Party shall have the right to defend the Claim in such manner as it may deem appropriate, at the cost and expense of the Indemnifying Party.

ARTICLE 8

CONFIDENTIALITY AND CUSTOMER PROPERTY

8.1 Confidential Information. All information and documentation disclosed between the parties under this Agreement shall be subject to the Non-Disclosure Agreement previously entered into by the parties dated April 8, 2008, as well as the additional requirements provided in this Article 8. Infocrossing agrees to comply with such additional requirements to the extent applicable to Infocrossing’s provision of Services hereunder. Customer agrees that it shall provide all PII and Usage Data (as defined below) to Infocrossing in an encrypted or otherwise secure form. ** *** ***** ** * ****** ** ******** ** *** ******, *******, ********, ********* ** ******* ****** ** ******** ****** ** ************ ***** * **** ***** *** ******* ** ********, ******** ***** ****** ************ ******** ** **** ******** ******, *** ** ** ***** **** **** ******-**** **) *****, ***** ****** *** ********* ******** ********* ** ******* ******* ****** *** **** **** ******* ** ******** *** ******* ** **** ** ********. ********’* ******* ** ****** ************ ** **** ******** ****** ***** *** ****** ** ******* ************’* *********** ***** *********. **** ********’* ******* ************ **** ***** *** *** ******* ******* ** *** ****** ****** *** *** ******** ** **** *** *******, ************ ****** ** ******** **** ************’* ********** **** ******* **** (“********** ******* ****”) ** ***** ** ********** ************’* ********** ***********, ***** ******** *** *******, ******* **********, ********* ******* ******* ** *** ******** ************, ******** **** ******** ****** ** ********* ************ *** *** *** ** ****** ******** ******* ** **** ******** ** ********** **** ********* ********** ********. **** ********** ** **** ********, ************ ****** ** ****** **** *** ********** ******* **** *** *** ********* ** ************ ******** ** ******* ********’* ********** **** *** ********** ******* ****, ** ********** **** ********* ********** ********.

8.2 Customer Property. (a) Infocrossing agrees that, as between Infocrossing and Customer, all Data received, computed, used, or stored pursuant to this Agreement *** *** ********* ******** ** ********, *** **** *** **** **** ***** ** ********* ******* ********** ******, ****** *** ********** **********, ********, *** ***** *****, ** ******** **** ********’* ******* ** ********* ******* ******** **** ****** ****** **** ** ********** ** *********** ** **** ********* *** *** ****** **********. ************ ***, ** *** **** **********, ***** ** ******* *** **** ** ******** **** *** ******* ****** ** **** ****** *** *) ****** ** ********** ** *********** ** **** *********.

(b) Except for Infocrossing’s obligations to correct Errors related to Data as set forth in Section 6.1, Customer is solely responsible for the content, adequacy and accuracy of the Data. Infocrossing has no obligation to monitor the content of the Data.

(c) In addition to the foregoing, “Data” shall include PII and Usage Data, as defined below.

(d) PII Information. (i) Customer’s customers’ subscribers’ names, addresses, email addresses, telephone numbers, government issued identifiers, financial and payment and related identifiers, and marketing information related to products or services offered by or in conjunction with services and/or products as well as all other personally identifiable information relating to such subscribers (collectively, “PII”)

(ii) PII Obligations. Infocrossing hereby acknowledges that Customer has a responsibility under the law to keep PII private and confidential, and as a result of any PII received by Infocrossing in the performance of Services under this Agreement, Infocrossing shall have the same responsibility. Infocrossing also acknowledges that the PII to which it will have access pursuant to this Agreement (if any), for the purpose of this Agreement constitutes Customer Confidential Information and that Infocrossing in no way possesses or shall gain possession of any ownership or other proprietary rights with respect to such PII. Infocrossing acknowledges and understands that PII is subject to the subscriber privacy protections set forth in Section 631 of the Cable Communications Policy Act of 1984, as amended (47 USC Sec. 551) (“Section 631”), as well as other applicable local, state and federal regulations and laws and applicable information industry standards, provided however to the extent that Customer informs Infocrossing of a local law expanding the foregoing definition of PII, Infocrossing shall only be required to use commercially reasonable efforts to comply with such expanded local requirements. Infocrossing agrees that it shall use all such information in strict compliance with Section 631 and all other applicable laws governing the use, collection, disclosure and storage and disposal of such information.

(e) Usage Data. In addition, Confidential Information shall include any and all data relating to account activity and Customer’s customers usage of products and services or other information collected from or about or otherwise regarding Customer’s customers’ subscribers, whether in individual or aggregate form (“Usage Data”). Such Usage Data is and shall remain the property of Customer and/or its customers. To the extent that Infocrossing has access to or collects such Usage Data, it does so solely on behalf of Customer and its customers pursuant to Infocrossing’s obligations hereunder and shall maintain the confidentiality of such data and shall

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treat it in accordance with applicable law. Infocrossing shall not use Usage Data for any purpose not in compliance with its obligations under this Agreement and shall not disclose such data, whether in aggregate or individual form, to any third party. Infocrossing shall not collect or maintain such Usage Data except to the extent necessary to perform its obligations under this Agreement.

8.3 Security. All PII and Usage Data that is collected, stored or otherwise maintained by Infocrossing pursuant to this Agreement shall be maintained in a secure environment that meets industry standards. Any PII or Usage Data that is collected or obtained by Infocrossing must be stored and transmitted in encrypted or otherwise secure form. In the event of a breach of security of any system, website, database, equipment or storage medium or facility that results in unauthorized access to PII or Usage Data by any third party (including any employee or subcontractor of Infocrossing that is not authorized to access such information), Infocrossing shall notify Customer promptly, and in no event more than ******-**** **) *****, after taking any immediate measures necessary to prevent further access and make best efforts to resecure its systems as soon as possible.

8.4 Work Product. (a) Except as set forth in (c) below and unless set forth in a Work Order, all work product, deliverables, inventions (whether or not patentable), improvements, trade secrets, designs, formulas, software, object code, source code, computer programs, and interfaces (collectively, “Work Product”) created exclusively for Customer by Infocrossing under a Work Order, either alone or in collaboration with third parties, shall be the exclusive property of Customer and shall be considered “work made for hire” with all right, title and interest to such Work Product vesting in Customer upon payment of applicable fees. Customer shall have the right to use the Work Product or any part or parts thereof as it sees fit.

(b) To the extent any Work Product is not deemed “work made for hire” and is not otherwise considered the exclusive property of Customer, Infocrossing hereby fully and irrevocably grants, assigns and conveys to Customer all right, title and interest worldwide in and to all Work Product conceived, reduced to practice, authored, developed or delivered by Infocrossing or its personnel either solely or jointly with others, during and in connection with the performance of Services under this Agreement. Infocrossing agrees that it will not seek, and that it will require its personnel not to seek, patent, copyright, trademark, registered design or other protection for any rights in any such Work Product. Except as set forth in (d) below, Infocrossing and its personnel shall have no right to disclose or use any such Work Product for any purpose whatsoever and shall not divulge to or use for any third party (including, but not limited to, competitors of Customer) the nature of or details relating to such Work Product or the Work Product itself. Infocrossing agrees that it shall require its personnel, at Customer’s expense, to take any actions and execute all documents as Customer may reasonably require to vest in Customer or its nominees the rights referred to herein and to secure for Customer or its nominees all right, title and interest in and to the Work Product.

(c) Work Product shall not include Infocrossing’s preexisting proprietary information and methodologies for delivery of the Services, document templates or project tools used by Infocrossing to deliver the Services, and Infocrossing-owned materials in the Work Product (collectively, “Infocrossing Intellectual Property” ). In the event any Infocrossing Intellectual Property is required to use the Work Product or receive benefit from the Services, Infocrossing hereby grants to Customer a nonexclusive, worldwide, royalty-free, irrevocable, perpetual license to use execute, reproduce, display, perform, distribute copies of, and prepare derivative works of the Infocrossing Intellectual Property solely for its internal use in conjunction with its use of the Work Product and authorize others to do any or all of the foregoing in providing services to Customer. In addition, each party owns, and will continue to own all right, title and interest in and to any inventions however embodied, know how, works in any media, software, information, trade secrets, materials, property or proprietary interest that it owned prior to this Agreement, or that it created or acquired independently of its obligations pursuant to this Agreement (collectively, “Retained Rights”). All Retained Rights not expressly transferred or licensed herein are reserved to the respective owner.

(d) Infocrossing may use for any purpose any information which may be retained in the unaided memories of personnel performing the Services such as ideas, concepts, know-how, experience and techniques which do not contain any Customer Confidential Information. An employee’s memory is unaided if the employee has not intentionally memorized the information for the purpose of retaining and subsequently using or disclosing it.

ARTICLE 9

TERM AND TERMINATION

9.1 Term. This Agreement shall be effective for the Agreement Term. This Agreement shall remain in effect to the extent the term of any Work Order extends beyond the Agreement Term until the expiration of such Work Order.

9.2 Termination Upon Default. Upon an Event of Default, the non-defaulting party shall have the right, at any time, to terminate or suspend the affected Work Order and all obligations thereunder and to take immediate possession of its equipment and Data, as applicable, without demand or notice. Such rights shall be in addition to any other rights or remedies to which the non-defaulting party may be entitled under this Agreement, at law, or in equity.

9.3.** *** ***** * ********** ** ******** ** ** ****** **** ******** ********** ******** ***** ********* ****** ********’* ******** ** *** ******** (**** ** ***** ***** ** ******** ** ** * “********** *****”) ******** **** **** ***** ******* **%) ** *** ****** ********** ********* ** ************, ***, **** ** *** **** ****** ****** **) **** ********* **** ***********, ******** *** ********* **** ********* ** *** **** ********** ** ********* ************, *** **** ******* ****** ** *********** *** ******* ** ** ****** ***** ** ************, ***’* *********** ***** ******** ** **** ********** ******** *** *** *** ********* ** ***** ******* ************ ** **** *******. *** ****, ******, ** *********** ** ************, *** **, ****, ** **** *** ********* ** ************, *** ***** *** ** ** ***** ***** ***** **** ** * *********** ***** ******** ** **** *********; ********, *******, *** *********** ** **** **** ***** ******* **%) ** *** ** *** ***** ****** ***** ** * ********* ******’* ****** **********, *********** *********, ********** *********, ** ******* ****** ********* ** * ********** ***** ***** **** **** ** **** *********** *****.

9.4 Ongoing Obligations. The obligations of each party pertinent to the following and related defined terms that would reasonably survive as a result of such obligations shall survive the expiration or termination of this Agreement or any Work Order: (i) Section 5.2, (ii) Section 5.5, (iii) indemnification pursuant to

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Section 7.1 and Section 7.2, (iv) confidentiality and return of Customer’s Data pursuant to Article 8, (v) Section 8.4, (vi) Section 9.4, (vii) Section 10.6, (viii) Section 10.9, (ix) damage limitations pursuant to Section 10.11, (x) Section 10.12, (xi) Section 10.18 and (xii) any payments or outstanding credits that are due either party pursuant to this Agreement at the time of such termination, and any payments that may become due either party pursuant to this Agreement subsequent to such termination.

9.5 Extension of Cure Period. ***** * ******* ***** **** *** ******* ****** ********** ** ***** ****** *** ********** **** ******, ** *** ********** ***** ***** ******* ******** ** **** *** **** *** ********* **** ****** **** *** *********, *** **** *** ****** **** ******* ***** ** ******** *** **** ******** ****** **** ****** ** **** ** *** ** ********* ** ******** **** ****.

ARTICLE 10

MISCELLANEOUS

10.1 Assignment. **** ********* ***** *** ******* *** ***** ********** ********** *** ********* *******. ****** ********* ******, ** ***** *** ****** **** ********* ******* *** ***** ******* ******* ** *** ***** *****, ***** **** *** ** ************ ******** ** *******. *************** *** ********* ********, ****** ***** *** ****** **** *********, ** ***** ** ****, ** *** ********* ******* *** ******* ** *** ***** *****, ******** *** ********* ***** *** *** ******** ***** **** ** ******** *** ******* *** ********* ****** *** *** ** *** ***********, ************, ***********, ***************, **********, *** ********* ** *** ********* *****, *** *** ***, *****, ** ******** ** *** ********* ***** ***** **** *** ********.

10.2 Use of Third Parties. *************** *** ********* ** **** ********* ** * **** ***** ** *** ********, ************ *** ******** **** ** *** ******** *********** ***** **** ********* ** *** **** ***** ** *** ********** ** ***** ***** **************, ******** ************ **** ****** *********** *** *** *********** ** *** ******** *** ****** **** **** ***** ***** ************** ***** ** ************** *********** ********** ** ******* ******** ****. ************ **** ****** ********’* ******** *** *** ********** ** * ******** ******* ** *** *********** ***** **** ********* *** *** ********** ** *********** ** * ***** ***** **** ** ******* *********** ** ******* ******** ** ******** ***** **** *********. ** *** ***** ************ ***** *** ********* *** ** *** ******** ******* ** *** ****** ****** ******* ***** ******* ******** ** ********.

10.3 Entire Agreement; Modification. This Agreement and any Work Order(s) executed between the parties constitute the entire agreement between Infocrossing and Customer, superseding all previous communications and negotiations, whether written or oral. No modification of this Agreement or any Work Order shall be binding unless it is in writing and executed by an authorized representative of Customer and Infocrossing. In the event of conflict between terms and conditions of this Agreement and any Work Order, the terms and conditions of a Work Order shall control. Notwithstanding the foregoing, no terms set forth on any purchase order or like document shall modify, supplement or otherwise amend the terms set forth in this Agreement or any Work Order, and any such terms shall have no force or effect.

10.4 Invalid Provisions. If any part or parts of this Agreement are held to be invalid, the remaining parts of this Agreement shall continue to be valid and enforceable as to the parties hereto.

10.5 Waiver or Failure to Act. The waiver or failure of either party to exercise in any respect any right provided for such party herein shall not be deemed a waiver of any further right hereunder.

10.6 Notices. Any notice or other communication which may be permitted or required under this Agreement shall be delivered personally, or by telefacsimile or other electronic means, or sent by United States registered or certified mail, postage prepaid, addressed as set forth below:

If to Infocrossing:

Infocrossing, LLC

** ***** *******

*******

**********, ** ***

*********: *********

***: ********

With a copy to:

Infocrossing, LLC

* ******** ******* ******

******, *****

*********: ******* *******

***: *******

If to Customer:

CSG Systems, Inc.	Chief Counsel

9555 Maroon Circle	2525 N. 117th Ave.

Englewood, CO 80112	Omaha, NE 68164

***: **)*****	***: **)******

***: **)*****	***: **)*****

Attn: President and a copy to General Counsel

or to any other address as either party may designate by notice to the other party. Notice given by telefacsimile or other electronic means shall promptly be confirmed by registered or certified mail or overnight carrier shall be deemed to be received upon verification that such telefacsimile was received by the other party. Notice by registered or certified mail or overnight carrier and shall be deemed to be received two (2) days following the date of mailing, provided such notice is properly addressed and sufficient postage is affixed thereto, or the actual date of receipt, whichever is earlier.

10.7 Force Majeure. Unless otherwise provided in a Work Order, if performance by Infocrossing of the Services or any other obligation under this Agreement is prevented, restricted, delayed, or interfered with by reason of causes beyond its reasonable control, including, but not limited to, natural disasters, governmental actions, floods, fires, arson or civil disturbances,

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transportation or telecommunications problems, Customer caused errors, failure of third party licensors or vendors to support software or hardware products, or failure of Infocrossing’s suppliers or subcontractors, then Infocrossing shall be excused from such performance for such time as may be required for Infocrossing, through the exercise of commercially reasonable efforts, to cure such prevention, restriction, delay, or interference.

10.8 Independent Contractor. Infocrossing is an independent contractor and shall be responsible for hiring, paying, training and supervising its own employees. All employees and independent contractors of Infocrossing performing Services at Customer’s premises shall abide by all of Customer’s rules, regulations, policies and procedures. Customer shall provide Infocrossing with copies of such rules, regulations, policies and procedures prior to the commencement of any Services hereunder.

10.9 Governing Law. This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Colorado, without reference to, or application of, its conflict of laws principles.

10.10 Headings. The titles of the Sections of this Agreement are solely for the convenience of the parties and shall not be used to explain, modify, simplify, or aid in the interpretation of the provisions of this Agreement.

10.11 LIMITATION OF LIABILITY. REGARDLESS OF WHETHER ANY REMEDY OR WARRANTY PROVIDED IN THIS AGREEMENT FAILS ITS ESSENTIAL PURPOSE, NEITHER PARTY SHALL HAVE ANY LIABILITY WITH RESPECT TO ITS OBLIGATIONS UNDER THIS AGREEMENT FOR LOSS OF PROFITS, CONSEQUENTIAL, SPECIAL, INDIRECT, PUNITIVE EXEMPLARY, OR INCIDENTAL DAMAGES EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT FOR: (A) CLAIMS THAT ARE SUBJECT TO A PARTY’S INDEMNIFICATION OBLIGATIONS; (B) DAMAGES CAUSED BY A PARTY’S BREACH OF CONFIDENTIALITY OBLIGATIONS; AND (C) FEES DUE TO INFOCROSSING UNDER THIS AGREEMENT, NEITHER PARTY’S CUMULATIVE LIABILITY FOR ALL DAMAGES ARISING UNDER ANY WORK ORDER, INCLUDING, WITHOUT LIMITATION, THOSE ARISING OUT OF BREACH OF CONTRACT, TORT (INCLUDING, WITHOUT LIMITATION, NEGLIGENCE), STRICT LIABILITY OR WARRANTY, SHALL EXCEED *** (*) ***** *** **** ******* ******* *** *** **** **** *****.

10.12 Publicity. Each party will submit to the other all advertising and other publicity matters relating to this Agreement in which the other party’s name or mark is mentioned or language from which the connection of said name or mark may be inferred or implied, and will not publish or use such advertising or publicity matters without the express prior written approval of the other party. Notwithstanding anything to the contrary, either party may make necessary SEC or other regulatory filing of this Agreement or any amendments thereto without the prior approval of the other party.

10.13 Insurance Requirements. Infocrossing shall procure and maintain, at all times, at Infocrossing’s own expense, insurance coverage as required herein. Except for Worker’s Compensation, Infocrossing’s policy shall be specifically endorsed to include Customer, its directors, officers and employees, as an Additional Insured. Infocrossing’s policy shall be specifically endorsed to waive any rights of subrogation against Customer, its directors, officers and employees. In the event Infocrossing uses a subcontractor to provide a material portion of the Services, Infocrossing will require that the subcontractor adhere to the same requirements provided herein. Notwithstanding the foregoing, Infocrossing agrees that all subcontractors engaged by Infocrossing to support the provision of Services under this Agreement shall at a minimum procure general liability, Worker’s Compensation and other insurance coverage that is commercially reasonable and commenserate with the nature of the services being provided.

(a) Infocrossing shall provide coverage for Commercial General Liability Coverage on an occurrence policy with limits of *** **** **** ***** **** **********, ***** ********/********* ********** *********, ***** ******** ******/*********** ****** ********* *** ***** ******* *********. *** ********** ** ********** ** *** ****** **** **** ** ********* ** ************.

(b) Infocrossing shall provide coverage on a Business Auto Policy with a limit of liability in an amount no less than ***** **** accident. Any exclusions or amendments to the policy form must be disclosed by Infocrossing.

(c) Infocrossing shall provide coverage on Workers’ Compensation in accordance with the laws of where services are performed, and any other applicable jurisdiction, covering all employees. Employer’s Liability coverage is required with the limits of not less than the following:

****** ****** ** ********	**** **** ********
****** ****** ** *******	**** **** ********
****** ****** ** *******	**** ****** *****

Infocrossing’s policy shall be specifically endorsed to include waiver of subrogation for Customer, its directors, officers and employees.

(d) Infocrossing shall provide Umbrella Liability coverage with a limit of liability no less than ***** **** **********, ***** *********.

(e) All insurance companies must be authorized to do business in the State(s) where business is transacted covering all operations under this contract. All insurance companies must be rated “A” or better with a financial rating of “VIII” or better in the most recent A.M. Best’s Rating Guide.

(f) All insurance companies shall provide for 30 days prior written notice to Customer of cancellation or non-renewal.

(g). Certificates of insurance for all required coverages shall be provided to Customer prior to commencement of any work under a Work Order. Copies of the required endorsements to the policies also shall be provided to Customer at the following address:

CSG Systems, Inc.

11819 Miami Street

Omaha, NE 68164

***: ********

Attn: Environmental Health/Safety Manager

10.14 Export. Customer and Infocrossing acknowledge that there are U.S. export control laws and regulations that prohibit or restrict (i) transactions with certain parties, (ii) the type and level

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

of technologies and services that may be exported, and (iii) the conduct of transactions involving foreign parties. Such laws include, without limitation, the U.S. Foreign Corrupt Practices Act, the Export Administration Act, the Arms Export Control Act, the International Economic Emergency Powers Act, and all regulations issued pursuant to these and other applicable U.S. laws (the “Export Laws”). Infocrossing agrees that it shall not export Customer Provided Software, without the express prior written approval of Customer. Customer acknowledges that Infocrossing may employ or contract with foreign nationals to perform portions of the Services, which performance may require that the foreign national have access to technical data. Accordingly, Customer will notify Infocrossing in the event that any such technical data, not to include Customer Provided Software, requires an export license or other form of approval before sharing such technical data with Infocrossing.

10.15 Third Party Beneficiaries. This Agreement is entered into solely between, and may be enforced only by, Customer and Infocrossing and this Agreement shall not be deemed to create any rights in third parties, including suppliers and customers of a party, or to create any obligations of a party to any such third parties.

10.16 Joint Product. The parties acknowledge that this Agreement is the joint work product of the parties. Accordingly, in the event of ambiguities in this Agreement, no inferences shall be drawn against either party on the basis of authorship of this Agreement.

10.17 Counterparts and Facsimile. This Agreement and any Work Order may be executed in counterparts which together shall constitute a single Agreement. Additionally, a facsimile of the executed Agreement and/or Work Order shall be treated as an original and shall be enforceable to the same extent.

10.18 Nonsolication. During the Term and for *** **** thereafter, neither party will solicit for employment (including as an independent contractor) or hire or use any employee of the other party; provided, however, the foregoing provisions will not prevent a party from employing any such person who contacts such party in response to general advertisements in periodicals including newspapers and trade publications.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

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IN WITNESS WHEREOF, the parties have caused their authorized representatives to execute this Agreement in duplicate as of the ` and year first above written.

INFOCROSSING, LLC		CSG Systems, Inc.

By:	/s/ David R. Boyle	By:	/s/ Peter E. Kalan

Name:	David Boyle	Name:	Peter E. Kalan

Title:	SVP Sales	Title:	President & CEO

Date:	12-24-2008	Date:	12-19-08

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

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